Exhibit 99.2
3rdQuarter 2010 Conference Call November 3, 2010 3rdQuarter 2010 Conference Call

” Forward-Looking Statements” During this discussion, we may make forward-looking statements within the meaning of applicable securities laws. The statements may include projections regarding future earnings and results which are based upon management’s current expectations and assumptions, which are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include general economic conditions, increases in cost or availability of ingredients, packaging, energy and employees, price competition and industry consolidation, risks from large customers, ability to execute strategic initiatives, product recalls or safety concerns, disruptions of our supply chain or information technology systems, changes in consumer preferences, food industry and regulatory factors, and interest rate and foreign exchange rate risks, as well as those that have been discussed in our most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission.

3rdQuarter 2010 Financial Review Rick Puckett Executive Vice President & Chief Financial Officer

Net Revenue Growth (Unaudited)

3rdQuarter Net Revenue Summary $ in Millions (Unaudited) Q3 2010 2010 vs. 2009 Branded $138.0 $1.6 1% Non-Branded 99.7 1.2 1% Total Net Revenue $237.7 $2.8 1%

Gross Margin Trend (Unaudited) * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

SG&A % of Net Revenue (Unaudited) * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

Operating Profit** Margin Trend (Unaudited) * Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix. ** Operating profit percentage is a non-GAAP measure. For a corresponding reconciliation of operating profit percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP in the Appendix.

3rdQuarter Financial Summary $ in Millions, except EPS (Unaudited) Q3 2010** Q3 2009 Net Revenue $237.7 $234.9 Gross Margin % 39.9% 40.3% SG&A Expense % 31.8% 34.1% Operating Profit %* 8.2% 6.3% Tax Rate 32.7% 33.9% Net Income $12.3 $8.8 Diluted EPS $0.38 $0.27 * Operating profit percentage is a non-GAAP measure. For a corresponding reconciliation of operating profit percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP measures in the Appendix. ** Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

3rdQuarter Key Statistics $ in Millions (Unaudited) Trailing 4 Quarters Q3 2010** Q3 2009** EBITDA* $100.4 $89.4 EBITDA* % of Net Revenue 10.8% 9.9% NET DEBT* (quarter-end) $92.0 $91.4 (Total Debt less Cash) NET DEBT/EBITDA 0.9 1.0 * EBITDA and Net Debt are non-GAAP measures. For a corresponding reconciliation of EBITDA and Net Debt to the most comparable GAAP measures, see the reconciliation of non-GAAP measures in the Appendix. ** Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

First Nine Months Net Revenue Summary $ in Millions (Unaudited) Nine Months 2010 2010 vs. 2009 Branded $404.9 $1.6 0% Non-Branded 289.8 6.1 2% Total Net Revenue $694.7 $7.7 1%

2010 Financial Summary First Nine Months $ in Millions, except EPS (Unaudited) Nine Months Nine Months 2010** 2009 Net Revenue $694.7 $687.1 Gross Margin % 39.9% 40.2% SG&A Expense % 33.3% 34.1% Operating Profit %* 6.6% 6.1% Tax Rate 33.3% 35.0% Net Income $27.9 $24.8 Diluted EPS $0.86 $0.77 * Operating profit percentage is a non-GAAP measure. For a corresponding reconciliation of operating profit percentage to the most comparable GAAP measure, see the reconciliation of non-GAAP measures in the Appendix. ** Excludes special items. For a corresponding reconciliation of data excluding special items to data including special items, see the reconciliation of non-GAAP measures in the Appendix.

Selected Cash Flow Items First Nine Months $ in Millions (Unaudited) Nine Nine Months Months 2010 2009 Cash Flow from Operating Activities $52.0 $45.1 Capital Expenditures (21.2) (28.7) Free Cash Flow Before Dividends $30.8 $16.4 Dividends Paid $ (15.5) $ (15.3)

2010 Full Year Estimates $ in Millions, except EPS Net Revenue $935 — $945 Diluted Earnings Per Share $1.18 — $1.23 Capital Spending $28 to $31

Operations Overview Dave Singer President & Chief Executive Officer

Q&A

Appendix

Reconciliation of Non-GAAP Measures This presentation includes certain measures not derived in accordance with generally accepted accounting principles (“GAAP”) . Such measures should not be considered substitutes for any measures derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliation of these non-GAAP financial measures to the most nearly comparable GAAP measures, if applicable, is presented on the slides that follow. The Company believes these non-GAAP financial measures provide useful information to investors as the measures emphasize core ongoing operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP Measures: Q3 2010 Special Items $ in Millions, except EPS (Unaudited) Q3 2010 Q3 2010 Q3 2010 Including Special Excluding Special Items Item Special Items Net Revenue $237.7 $237.7 COGS $142.8 $142.8 Gross Margin $94.9 $ — $94.9 Gross Margin % 39.9% 39.9% SG&A $78.4 $2.9 $75.5 SG&A % 33.0% 31.8% Other expense, net $0.2 $0.2 Income before interest and income taxes $16.3 $ (2.9) $19.2 Interest expense, net $0.8 $0.8 Income before income taxes $15.5 $ (2.9) $18.4 Income tax expense $5.1 $ (1.0) $6.1 Income tax rate 32.7% 32.7% Net income $10.4 $ (1.9) $12.3 Weighted average shares outstanding — diluted (in millions) 32.7 32.7 32.7 Diluted earnings per share $0.32 $ (0.06) $0.38

Reconciliation of Non-GAAP Measures: First Nine Months 2010 Special Items $ in Millions, except EPS Nine Months 2010 Nine Months 2010 Nine Months 2010 (Unaudited) Including Special Excluding Special Items Items Special Items Net Revenue $694.7 $694.7 COGS $418.8 $1.1 $417.7 Gross Margin $275.9 $ (1.1) $277.0 Gross Margin % 39.7% 39.9% SG&A $236.5 $5.3 $231.2 SG&A % 34.0% 33.3% Other expense, net $4.0 $2.6 $1.4 Income before interest and income taxes $35.4 $ (9.0) $44.4 Interest expense, net $2.6 $2.6 Income before income taxes $32.8 $ (9.0) $41.8 Income tax expense $10.9 $ (3.0) $13.9 Income tax rate 33.3% 33.3% Net income $21.9 $ (6.0) $27.9 Weighted average shares outstanding — diluted (in millions) 32.5 32.5 32.5 Diluted earnings per share $0.67 $ (0.19) $0.86

Reconciliation of Non-GAAP Measures: Operating Profit $ in Millions (Unaudited) Nine Nine Months Months Q3 2010 Q3 2009 2010 2009 Income before interest & income taxes $16.3 $14.1 $35.4 $40.6 Add Back Other expense, net $0.2 $0.6 $4.0 $1.3 Less Special items included in Operating Profit $ (2.9) $ — $ (6.4) $ -Equals Operating Profit excluding special items $19.4 $14.7 $45.8 $41.9 Net Revenue $237.7 $234.9 $694.7 $687.1 Operating Profit % of Net Revenue 8.2% 6.3% 6.6% 6.1%

Reconciliation of Non-GAAP Measures: EBITDA $ in Millions (Unaudited) Trailing 4 Quarters Q3 2010 Q3 2009 Income before interest & income taxes $52.6 $53.2 Less Special items included in income before interest & income taxes $ (10.0) $ (2.0) Add Back Depreciation & amortization $37.9 $34.2 Equals EBITDA excluding special items $100.4 $89.4 Net Revenue $925.8 $902.4 EBITDA excluding special items % of Net Revenue 10.8% 9.9%

Reconciliation of Non-GAAP Measures: Net Debt $ in Millions (Unaudited) Q3 2010 Q3 2009 Total Debt $106.0 $100.0 Less Cash & Cash Equivalents $14.0 $8.6 Net Debt (quarter-end) $92.0 $91.4